TERMINATION OF SECURITY AGREEMENT


     THIS AGREEMENT is made and entered into as of September 4, 1997, by and among County of Chautauqua Industrial Development Agency, a public benefit corporation of the State of New York having an address at 200 Harrison Street, Jamestown, New York 14701 (the "Agency"); Dunkirk International Glass and Ceramics Corporation, a Delaware corporation having an address at 181 Stegelske Avenue, Dunkirk, New York 14048 (the "Company"); and United States Trust Company of New York, as Trustee under the Indenture (hereinafter defined), a corporation duly organized, existing and authorized to execute trusts under the laws of the State of New York with its principal office located at 114 West 47th Street, New York, New York 10036 (the "Trustee"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in that certain Security Agreement, dated as of March 1, 1995, by and among the Agency, the Company, and the Trustee (the "Security Agreement").

                                    RECITALS:
                                    ---------

     WHEREAS, pursuant to a certain Trust Indenture, dated as of March 1, 1995, between the Agency and the Trustee (the "Indenture"), the Agency issued $8,000,000 Solid Waste Disposal Facility Bonds, Series 1995 (Dunkirk International Glass and Ceramics Corporation Project) (the "Bonds"); and

     WHEREAS, in connection with the issuance of the Bonds the Agency did, pursuant to the Security Agreement, grant to the Trustee for the benefit of the holders from time to time of the Bonds, a security interest in and to certain Collateral more particularly described in the Security Agreement; and

     WHEREAS, the holders of the Bonds have allowed for the complete redemption of the Bonds by the Company and in connection therewith the Bondholders have instructed the Agency and the Trustee to execute and deliver this instrument evidencing the termination of the Security Agreement.

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto agree as follows:

     1. Termination. That the Security Agreement is hereby terminated in all respects as of the effective date of this Agreement and shall be of no further force or effect.

     2. Termination Statement Filings. In connection with the termination of the Security Agreement and the security interest of the Trustee in and to the Collateral, the Trustee will file or cause to be filed such Uniform Commercial Code Termination Statements (Forms UCC-3) as may be necessary to terminate as of record any Uniform Commercial Code Financing Statements (Forms UCC-1) as the same may have been amended, originally filed to perfect to Trustee's security interest in the Collateral.

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     3. Counterparts.  That this Agreement may be executed in counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                  COUNTY OF CHAUTAUQUA
                                  INDUSTRIAL DEVELOPMENT
                                  AGENCY

                                  By:    /s/ Donald H. Burdick
                                         ---------------------
                                  Name:  Donald H. Burdick
                                  Title: Director


                                  DUNKIRK  INTERNATIONAL  GLASS AND  CERAMICS
                                  CORPORATION

                                  By:    /s/ William L. Amt
                                         ------------------
                                  Name:  William L. Amt
                                  Title: President


                                  UNITED STATES TRUST COMPANY OF NEW YORK

                                  By:    /s/ Kenneth J. Rothschild
                                         -------------------------
                                  Name:  Kenneth J. Rothschild
                                  Title: Assistant Vice President